Exhibit 10.3.1
AMENDMENT TO INVESTMENT FACILITIES
AND SERVICES AGREEMENT
     This Amendment to the Investment Facilities and Services Agreement dated as of January 1, 2006 (hereinafter the “Amendment”), to be effective as of the 1st day of January, 2007, is made by and among Loews/CNA Holdings, Inc., a Delaware corporation (“Loews”) and CNA Financial Corporation, a Delaware corporation (“CNA”).
     WHEREAS, Loews, CNA and each of the Participating Subsidiaries entered into an Investment Facilities and Services Agreement dated as of January 1, 2006 (the “Agreement”);
     WHEREAS, each of Loews and CNA desire to amend the Agreement to provide for a specified payment date for the investment facilities and services provided by Loews, and
     WHEREAS, under the terms of the Participating Subsidiary’s Acknowledgment to the Agreement, the Participating Subsidiaries are bound by any and all amendments to the Agreement,
     NOW, THEREFORE, in consideration of the mutual covenants and undertakings of the parties contained in this Agreement, and other good and valuable consideration, the receipt of which is acknowledged and accepted, Loews and CNA mutually agree as follows:
     1. The following sentence shall be inserted after the first sentence of Section 4: “CNA shall pay directly or reimburse or shall cause such payment to be made to Loews within thirty (30) days of its receipt of each monthly statement from Loews.”
     2. Except as modified by this Amendment, all other terms and conditions in the Agreement shall remain in full force and effect and this Amendment shall be governed by all provisions thereof.
     3. This Amendment may be executed in separate counterparts, all of which taken together shall constitute a single instrument.
     All capitalized terms not defined herein shall have the meanings assigned to them in the Agreement.
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IN WITNESS WHEREOF, the undersigned have entered into this Amendment as of the above specified effective date.

LOEWS/CNA HOLDINGS, INC.

By:	/s/ GARY W GARSON

	Name:	Gary W. Garson
	Title:	Senior Vice President, General Counsel and Secretary

CNA FINANCIAL CORPORATION

By:	/s/ LAWRENCE J. BOYSEN

Lawrence J. Boysen Senior Vice President and Controller

By:	/s/ ROBERT M. MANN

Robert M. Mann Senior Vice President and Deputy General Counsel